Income Taxes	12 Months Ended
Dec. 31, 2017
Income Tax Disclosure [Abstract]
Income Taxes
7.	Income Taxes

The domestic and foreign components of our income before income taxes and noncontrolling interests are as follows:

	Year Ended December 31,
	2017	2016	2015
	(Millions)
U.S. income (loss) before income taxes	$(25)	$63	$198
Foreign income before income taxes	369	361	243

Income before income taxes and noncontrolling interests	$344	$424	$441

Following is a comparative analysis of the components of income tax expense (benefit):

	Year Ended December 31,
	2017	2016	2015
	(Millions)
Current—
U.S. federal	$(24)	$(9)	$64
State and local	1	4	5
Foreign	101	85	83

	78	80	152

Deferred—
U.S. federal	13	(91)	(1)
State and local	(3)	(1)	1
Foreign	(18)	12	(6)

	(8)	(80)	(6)

Income tax expense	$70	$—	$146

Following is a reconciliation of income taxes computed at the statutory U.S. federal income tax rate (35 percent for all years presented) to the income tax expense reflected in the statements of income:

	Year Ended December 31,
	2017	2016	2015
	(Millions)
Income tax expense computed at the statutory U.S. federal income tax rate	$120	$148	$154
Increases (reductions) in income tax expense resulting from:
Foreign income taxed at different rates	(48)	(42)	(14)
Transition Tax under Tax Cuts and Jobs Act (“TCJA”)	43	—	—
Re-measurement of Worldwide Deferred Taxes	48	—	(4)
State and local taxes on income, net of U.S. federal income tax benefit	(2)	3	11
Changes in valuation allowance for tax loss carryforwards and credits	(1)	18	13
Foreign tax holidays	—	—	(7)
Investment and R&D tax credits	(6)	(6)	(26)
Foreign earnings subject to U.S. federal income tax	(74)	(101)	12
Adjustment of prior years taxes	—	—	2
Tax contingencies	(1)	(7)	4
Other	(9)	(13)	1

Income tax expense	$70	$—	$146

We reported income tax expense of $70 million in 2017, less than $1 million in 2016 and $146 million in 2015. The tax expense recorded in 2017 includes a net provisional tax expense of $43 million for one-time transition tax on deemed repatriation of previously deferred foreign earnings under the Tax Cuts and Jobs Act. This amount is subject to change as we refine our earnings and profits calculations and as additional guidance is published. The Company will continue to refine its estimates throughout the measurement period provided for in SEC Staff Accounting Bulletin 118, or until its accounting is complete. We remeasured U.S. deferred taxes from an applicable federal rate of 35% to the new statutory rate of 21% at which they are expected to be utilized, recording a $46 million provisional expense. The tax expense recorded in 2017 included a net tax benefit of $74 million relating to recognizing a U.S. tax benefit for foreign taxes. The tax expense recorded in 2016 included a net tax benefit of $110 million primarily relating to the recognition of a U.S. tax benefit for foreign taxes. In 2016, we completed our detailed analysis of our ability to recognize and utilize foreign tax credits within the carryforward period. As a result, we amended our U.S. federal tax returns for the years 2006 to 2012 to claim foreign tax credits in lieu of deducting foreign taxes paid. The U.S. foreign tax credit law provides for a credit against U.S. taxes otherwise payable for foreign taxes paid with regard to dividends, interest and royalties paid to us in the U.S. Income tax expense also decreased in 2016 as a result of the mix of earnings in our various tax jurisdictions. The tax expense recorded in 2015 includes a net tax benefit of $15 million primarily relating to prior year U.S. research and development tax credits, changes to uncertain tax positions, and prior year income tax adjustments.

The item labeled “Transition Tax” above will result in cash tax payments of less then $1 million to U.S. state and local jurisdictions. Foreign tax credits will offset the U.S. federal portion of the transition tax.

The components of our net deferred tax assets were as follows:

	Year Ended December 31,
	2017	2016
	(Millions)
Deferred tax assets—
Tax loss carryforwards:
State	$19	$13
Foreign	114	92
Tax credits	118	83
Postretirement benefits other than pensions	37	55
Pensions	24	48
Bad debts	3	3
Sales allowances	4	7
Payroll accruals	18	39
Other accruals	64	50
Valuation allowance	(163)	(145)

Total deferred tax assets	238	245

Deferred tax liabilities—
Tax over book depreciation	45	53

Total deferred tax liabilities	45	53

Net deferred tax assets	$193	$192

State tax loss carryforwards have been presented net of uncertain tax positions that, if realized, would reduce tax loss carryforwards in 2017 and 2016 by $2 million and $3 million, respectively. Additionally, foreign tax loss carryforwards, have been presented net of uncertain tax positions that, if realized, would reduce tax loss carryforwards in both 2017 and 2016 by $7 million.

Following is a reconciliation of deferred taxes to the deferred taxes shown in the balance sheet:

	Year Ended December 31,
	2017	2016
	(Millions)
Balance Sheet:
Non-current portion—deferred tax asset	$204	$199
Non-current portion—deferred tax liability	(11)	(7)

Net deferred tax assets	$193	$192

As a result of the valuation allowances recorded for $163 million and $145 million at December 31, 2017 and 2016, respectively, we have potential tax assets that were not recognized on our consolidated balance sheets. These unrecognized tax assets resulted primarily from foreign tax loss carryforwards, foreign investment tax credits, foreign research and development credits and U.S. state net operating losses that are available to reduce future tax liabilities.

Our state net operating losses (“NOLs”) expire in various tax years through 2038. Our non-U.S. NOLs expire in various tax years through 2037, or have unlimited carryforward potential.

We do not provide for U.S. income taxes on unremitted earnings of foreign subsidiaries, except for the earnings of two of our China operations, as our present intention is to reinvest the unremitted earnings in our foreign operations. Unremitted earnings of foreign subsidiaries were approximately $920 million at December 31, 2017. We estimated that the amount of U.S. and foreign income taxes that would be accrued or paid upon remittance of the assets that represent those unremitted earnings was $80 million.

U.S. GAAP provides that a tax benefit from an uncertain tax position may be recognized when it is “more likely than not” that the position will be sustained upon examination, including resolutions of any related appeals or litigation processes, based on the technical merits.

A reconciliation of our uncertain tax positions is as follows:

	2017	2016	2015
	(Millions)
Uncertain tax positions—
Balance January 1	$111	$123	$114
Gross increases in tax positions in current period	6	6	7
Gross increases in tax positions in prior period	2	2	14
Gross decreases in tax positions in prior period	(2)	(5)	(4)
Gross decreases—settlements	—	—	(1)
Gross decreases—statute of limitations expired	(5)	(15)	(7)

Balance December 31	$112	$111	$123

Included in the balance of uncertain tax positions were $108 million in 2017, $108 million in 2016, $110 million in 2015, of tax benefits, that if recognized, would affect the effective tax rate. We recognize accrued interest and penalties related to unrecognized tax benefits as income tax expense. Penalties of less than $1 million were accrued in 2017, 2016 and 2015. Additionally, we accrued interest expense related to uncertain tax positions of less than $1 million in 2017, interest expense of less than $1 million in 2016, and interest income of less than $1 million in 2015. Our liability for penalties was $1 million at December 31, 2017, $1 million at December 31, 2016 and $2 million at December 31, 2015, respectively, and our liability for interest was $4 million at December 31, 2017, 2016 and 2015.

Our uncertain tax position at December 31, 2017 and 2016 included exposures relating to the disallowance of deductions, global transfer pricing and various other issues. We believe it is reasonably possible that a decrease of up to $8 million in unrecognized tax benefits related to the expiration of U.S. and foreign statute of limitations and the conclusion of income tax examinations may occur within the next twelve months.

We are subject to taxation in the U.S. and various state and foreign jurisdictions. As of December 31, 2017, our tax years open to examination in primary jurisdictions are as follows:

Open To Tax Year
United States	2006
China	2007
Spain	2004
Canada	2014
Brazil	2012
Mexico	2012
Belgium	2015
Germany	2013
United Kingdom	2015